Exhibit 99.1

     Transforming Women’s Healthcare  ©2021 Femasys Inc.  Corporate PresentationJuly 2021

   Forward Looking Statements  2  This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update anyforward-looking statements, whether as a result of new information, future events or otherwise.Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.Certain information contained in this Presentation relates to or is based statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.

Highlights

Unwavering commitment to advancing women's health

- Biomedical Company Developing Novel Solutions Providing Significant Clinical Impact to Address Severely Underserved Areas in Women's Health
- Multi-Billion Dollar Global Market Opportunities in Reproductive Health
- Clear Reimbursement Path with Improved Patient Care & Health Economics
- Woman Founded and Led, Experienced Leadership Team with Concentrated Development Expertise
- In-House CMC & Device Infrastructure & 100+ Patents Filed Globally
- Supported by Leading Strategic (Medtronic) & Institutional Investors

femasys

Confidential © 2021 | 3

Key Leadership

Experienced biotechnology and medical device developers

Kathy Lee-Sepsick
President, CEO, Founder

25+ years of experience

TERUMO · Novoste

Todd Creech
Chief Financial Advisor

20+ years of experience

ZS Pharma · SARcode bioscience

Jeffery Marcus, MD
Chief Medical Advisor

25+ years of experience

AWHG · NAWS

Dan Currie
Sr. VP, Operations

30+ years of experience

CIBA VISION · Novoste

Lexy Kelley, MD
VP, Medical & Clinical Affairs

14+ years of experience

PRAHEALTHSCIENCES · ucb

Terrell Pruitt
VP, Manufacturing

25+ years of experience

CryoLife · BARD

Gary Thompson
VP, Finance & Administration

30+ years of experience

BARD · Stiefel

femasys

Confidential © 2021 | 4

Addressable Market Opportunities in Reproductive Health (U.S.)

Fertility	Temporary Contraception	End Risk of Pregnancy

Fertility

FemaSeed™

Localized Directional Insemination

First and only approach delivering sperm where conception occurs

FemVue®

Patency Evaluation

First in-office ultrasound approach

>9M Women

$2B+ Market Potential

Temporary Contraception






End Risk of Pregnancy

FemBloc®

Permanent Birth Control

Potential to be safest and most natural approach at half the cost

FemChec®

Occlusion Confirmation

First in-office ultrasound approach

>13M Women

$20B+ Market Potential

femasys
Confidential © 2021 | 5

 Proprietary Delivery Platform

Simple Office Procedures

for local directional delivery of materials to fallopian tubes

- ***NO ANESTHESIA AND NO INCISIONS***
- ***NO SPECIAL SKILL SET AND NO CAPITAL EQUIPMENT***
- ***NO CANNULATION OF TUBE***

Common **minimally invasive** technique
(i.e., intrauterine catheters, IUD)





Delivery Type / Product

Dual Delivery



FemBloc


Biopolymer*

** Proprietary tissue adhesive, patent pending*

Single Delivery



FemaSeed



Delivery System Removed

femasys

Confidential © 2021 | 7

                     Deliver saline-air contrastfor tubal evaluation  Patency  Screening Type / Product  NO RADIATION NO X-RAY DYENO REFERRAL TO RADIOLOGY CENTER  FemVue      FemChec  8  Occlusion  Ultrasound Based Diagnostic Productsfor use with therapeutic solutions  Balloon catheter insertedcommon technique

Strong IP Portfolio

>100 patents filed globally

Utility & Design Encompassing

Directional Delivery (dual or single) to Fallopian Tubes
FemBloc, FemaSeed, Drug Delivery

Biopolymer Composition for Tubal Occlusion
FemBloc

Contrast Generating Ultrasound Visible
FemVue / FemChec

Tissue Sampling for cancer detection
FemCerv / FemEMB*

*

Biopsy Product	Indication	Research	Pre-Clinical	Clinical Study	US Approval	CE Mark	Anticipated Milestones
FemCerv®	Endocervical Tissue Sampler			N/A	✓	✓	• Commercialization 2022

femasys
Confidential © 2021 | 9

     Permanent Birth Control(Product Candidate)  FemBloc    10

FemBloc Permanent Birth Control

First and only non-surgical approach

Treatment

No Permanent Implant – Scar Tissue Closes Tubal Lumen



Biopolymer expels within 3 months
Biopolymer can expel with menstruation
Balloon at tubal opening without cannulation

3 Months

Confirmation

Ultrasound procedure with FemChec



femasys

Confidential © 2021 | 11

                           FemBloc  Surgical Tubal Ligation  IUD(Reversible)    Essure®  Permanent  ✔  ✔      ✔  Office Procedure  ✔    ✔    Some  No Special Capital Equipment  ✔    ✔      No Anesthesia  ✔    ✔      No Coil Implant/ Clip  ✔          No Hormones  ✔  ✔      ✔  One-Time Cost  ✔  ✔  Multiple IUDs    ✔  Worldwide Applicability  ✔  Some  ✔        On-Market Solutions  12  Off-Market  Essure® is a registered trademark of Bayer Healthcare (Conceptus) and, as of December 2018, no longer a marketed solution.  Potential Competitive Advantage

             Tubal Ligation Surgery  Hormones  Condoms  Least Invasive/ Least Reliable  *Includes partners that choose vasectomy                              Most Invasive/ Most Reliable  13  Market Opportunity (U.S.)  72 M Reproductive Aged Women  Near-Term Target Market$2B AnnualIncludes women (and partners) choosing permanent birth control annually (~1.3M)  Market Expansion Opportunity$20B TotalIncludes women using non-permanent options but are candidates (>12M)

Clear Reimbursement Path

3 reimbursable office visits

1+ Days

3 Months

1
Counseling/Eligibility



In-office visit
(required for permanent birth control)

Existing CPT codes

2
FemBloc Treatment



In-office procedure

Category covered (ACA)
Cat III code approved

3
FemChec Confirmation



In-office ultrasound procedure

Cat III code approved

femasys

Confidential © 2021 | 14

   Confidential © 2021 | 15  Improved Health Economics    PhysicianSurgical Tubal Ligation FemBloc* Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control; Doximity 2019; U.S. Bureau of Labor Statistics, 2019.    Facility Anesthesia Pre-Op Post-Op                      Est < ½ cost of          Tubal Ligation            Cost of FemBloc System                  Physician/ Practice      0  1000  2000  3000  4000  5000  6000  Amount in $  43,000 GYNs in U.S.Permanent One-Time Cost Breakdown$6,000*      In-office procedure expands practice services  FemBloc Efficiencies    Can perform multiple procedures in same room    Quicker to perform and resume normal activities

PMA Clinical Studies

Trial stages to pivotal for FDA approval

Early Clinical
(completed)

Evaluated Delivery & Biopolymer Effectiveness

Summary:

- n=93 subjects received planned hysterectomy
- Subset with histopathology demonstrating biopolymer tissue reactions
- No serious safety events reported

Stage I
Safety
(enrollment completed Feb 2019)

No Serious AEs Reported

Summary:

- n=183 subjects being followed for 5 years
- Patients found procedures highly tolerable
- 96% physicians assessed procedure to be extremely/ very simple
- 99% physicians assessed easier than tubal ligation surgery

Stage II
Validation
(on-going)

Selection of Confirmation Test for Pivotal

Goals:

- n=50 subjects receive two confirmation tests to allow selection of FemChec ultrasound or radiology test
- Evaluate adequacy of improvements to procedures, products and training

Stage III
Pivotal
(pending)

Safety & Effectiveness of FemBloc

Goals:

- IDE approval of study design *(multi-center, two arm, unblinded prospective study)*
- Previous FDA approved third-party study design:
  - primary endpoint of pregnancy rate at 1 year post confirmation test
  - safety follow-up 2-5 years post-market

femasys

Confidential © 2021 | 16

   Confidential © 2021 | 17    No SAEs    94% AEs related to device/ procedure occurred within 7 days of procedure    75% AEs mild                    123  16  48  2  37  8  5  2  1 4  1 7  5  5  3  6Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 Day 8-90  0  20  40  60  80  120100  140  160  180  Day of FemBloc Treatment  Day 1  Number of AEs Reported        Mild    Moderate    Severe      165      27      53      8          2 2          3 5      12      1  Day of Confirmation (90 days)  Majority AEs Occurred at Time of Proceduren=183 subjects    Patients are being followed for 5 years, with first subjects approaching 4 year follow-up

   Confidential © 2021 | 18  Most Common AEs Reported (>1%)          2752502252001751501251007550250  Vaginal Bleeding  Spotting  Post Procedure Bleeding  Uterine Bleeding  Pelvic Pain  Uterine Cramps  Cramps/ Abdominal  Abdominal Bloating  Nausea  Number of AEs Reported          Mean pain/ discomfort score* as reported by patient:4.3 for FemBloc treatment and 3.0 for FemChec confirmation                                                                                                              Bleeding/Spotting (41.5%)      Pain/Cramps (38%)          Other  28%                          24.8%            10.3%                    2.1% 1.1%        8.9%  4.3%  1.1% 1.8%  *Visual Analog Scale (VAS) from 0-10 was used.

Transforming Women's Health with Novel Solutions

First and only non-surgical, in-office permanent birth control option

Contraception Product Portfolio	Indication	Research	Pre-Clinical	PMA Clinical Studies			US Approval	CE Mark	Anticipated Milestones
				Stage I Safety	Stage II Validation	Stage III Pivotal			
FemBloc®	Permanent Birth Control								• Complete enrollment for validation study second half 2021 • Combined IDE submission for PMA clinical trial anticipated first half 2022 followed by commencement of trial
FemChec®	Occlusion Confirmation								

femasys

Confidential © 2021 | 19

     Localized Directional Insemination(Product Candidate)  FemaSeed    20

Opportunity for First Line Alternative

Limited advancements - continuous demand for less costly options

FemaSeed

First and only approach delivering sperm where conception occurs


Egg
Space created by balloon
Ovulation generally occurs on one side
Sperm delivered to tube where conception occurs

Potential Competitive Advantage

- IUI oldest technique in reproductive medicine
- 1st line treatment despite low success rates
- Undirected sperm delivery to cavity



femasys
Confidential © 2021 | 21

FemaSeed Clinical to Market

No direct competitors in product category

Early Support
(Completed)

Summary:

- FDA clearance for single intrauterine directional delivery device for different indication
- Post-market study (n=15 subjects) with 93% contrast delivery into fallopian tube
- FemBloc stage I safety data supports localized directional delivery

Clinical Trial
(IDE approval received April 2021)

Prospective, Multi-Center, Single-Arm (n=792)

Primary Effectiveness Endpoint:

Confirmed clinical pregnancy with fetal heartbeat at 7 weeks post FemaSeed procedure

Interim Analysis:

- Occurs at midpoint of data set

Site recruitment underway

Commercial

1,300 reproductive endocrinologists at 450 practices

Goals:

- Hire direct sales force for U.S., distribution partners for international
- Initially target customers for FemVue (50 practices currently)
- 8 states represent over 50% practices and 60% of assisted reproductive cycles femasys

Confidential © 2021 | 22

FemVue Saline-Air Device

First Ultrasound Approach for In-Office Fallopian Tube Evaluation





Uses standard ultrasound to evaluate tubes for patency (open)

Commercially Available

(U.S., Europe, Canada, Japan)

- Diagnostic prior to infertility treatments *(e.g. FemaSeed)*
- Can be combined with saline evaluation of uterine cavity *(standard of care)*
- On-line training and new customer support
- Physician locator available on patient website
- Reimbursed using existing codes

femasys

Confidential © 2021 | 23

       *Includes partners that choose vasectomy                    Most Expensive          Market Opportunity (U.S.)  >9M Infertile Women  Near-Term Target Market$800M TotalIncludes women choosing IUI and required tubal diagnosis  Market Expansion Opportunity$2B TotalIncludes women currently seeking evaluation and treatment  IVF(~200k/ year)  Intrauterine Insemination (IUI)  Sperm  Diagnosis / Drugs    Discussion Only          Least Expensive  24

First-Line Approaches for Women to Seek Care

In-office products for the treatment of infertility

Fertility Product Portfolio	Indication	Research	Pre-Clinical	De novo Clinical Study	US Approval	CE Mark	Anticipated Milestones
FemaSeed™	Localized Directional Insemination	■	■				• IDE approval received from FDA in April 2021 • Anticipated commencement of de novo clinical trial third quarter of 2021 and completion in second half of 2022
FemVue®	Infertility Diagnosis	■	■	N/A	✓	✓	• Expand commercialization

femasys

Confidential © 2021 | 25

Upcoming Anticipated Milestones

Near term expected valuation inflection points creating accretive value for investors

Year	Period	Milestones
2021	Q3	• Commencement of de novo clinical trial for FemaSeed
2021	Q4	• Complete enrollment for FemBloc stage II study
2022	1H	• Interim analysis FemaSeed • Submission of IDE for FemBloc stage III PMA trial
2022	2H	• Complete enrollment for FemaSeed de novo trial • Commencement of PMA trial for FemBloc femasys

Confidential © 2021 | 26

Transforming Women’s Healthcare    Corporate PresentationJuly 2021  Contact:IR@femasys.com Media@femasys.com